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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Akorn, Inc. (the "Company") on Form 10-K/A for the period ending December 31, 2001, as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), each of the undersigned officers of Akorn, Inc. does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period reflected therein.

Date: October 4, 2002

                                                /s/      JOHN N. KAPOOR
                                                --------------------------------
                                                         John N. Kapoor
                                                     Chief Executive Officer



                                                /s/      BEN J. POTHAST
                                                --------------------------------
                                                         Ben J. Pothast
                                                     Chief Financial Officer


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